UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 17, 2005
                        --------------------------------
                        (Date of earliest event reported)

                    MILLENNIUM CAPITAL VENTURE HOLDINGS INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

       DELAWARE                     0-31457                  23-3048444
       --------                     -------                  ----------
       State of                    Commission               IRS Employer
     incorporation                 File Number          Identification Number

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)

                      P. O. Box 461029, Glendale, CO 80220

          (Former name or former address, if changed since last report)

  Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law

                             1224 Washington Avenue

                           Miami Beach, Florida 33139

                             Telephone: 305.531.1174

Item 1.01.  Entry into a Material Definitive Agreement

On March 17, 2005, Millennium Capital Venture Holdings Inc. ("MCVH"), a Delaware corporation executed a letter of intent whereby MCVH proposed to exchange shares of MCVH for one hundred percent (100%) of the outstanding shares of Telediscount Communications Inc., a New York corporation. No assurances can be given that this transaction will be consummated. A copy of the letter of intent is attached as an exhibit to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 Letter of Intent by and between Millennium Capital Venture Holdings Inc. and Telediscount Communications Inc.



SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MILLENNIUM CAPITAL VENTURE HOLDINGS INC.


DATE: March 17, 2005                             /s/ Francis Mailhot
                                                 ---------------------------
                                                 Francis Mailhot
                                                 President, CEO and Chairman
                                                 Millennium Capital Venture
                                                    Holdings Inc.